                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Prospectus.

                                                 /s/  KPMG Peat Marwick LLP

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                                                     KPMG Peat Marwick LLP

San Francisco, California
May 8, 1996